LVIP SSgA International Index Fund
(Standard and Service Class)
Summary Prospectus
April 30, 2013
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.LincolnFinancial.com/lvip. You can also get this information at no cost by calling 877 ASK LINCOLN (877-275-5462) or by sending an e-mail request to callcenter@LFG.com. The Fund’s Prospectus and Statement of Additional Information, both dated April 30, 2013, are incorporated by reference into this Summary Prospectus.
Investment Objective
The investment objective of the LVIP SSgA International Index Fund (the “Fund”), is to seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
	Standard Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	N/A	N/A
Maximum Deferred Sales Charge (Load)	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	N/A
Redemption Fee	N/A	N/A
Exchange Fee	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.40%	0.40%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.14%	0.14%
Total Annual Fund Operating Expenses	0.54%	0.79%
Less Fee Waiver[1]	(0.04%)	(0.04%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.50%	0.75%
1 Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.03% on the first $500 million of the Fund’s average daily net assets and 0.05% of the Fund’s average daily net assets in excess of $500 million. The agreement will continue at least through April 30, 2014 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
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Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$51	$169	$298	$673
Service Class	$77	$248	$435	$974
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.
Principal Investment Strategies
The Fund pursues its objective by investing primarily in the securities of companies located in developed countries outside the United States. When evaluating the Fund’s performance, the MSCI EAFE® Index is used as the benchmark. The MSCI EAFE® Index is a stock market index of foreign stock from 21 developed markets, but excludes those from the U.S. and Canada. The index targets coverage of 85% of the market capitalization of the equity market of all countries that are part of the index. The Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Fund, under normal circumstances, invests at least 90% of its assets, determined at the time of purchase, in stocks held by the benchmark.
The sub-adviser invests in stock index futures to maintain market exposure and manage cash flow. The Fund may purchase other types of securities that are not primarily investments vehicles, for example American Depository Receipts, Global Depositary Receipts, European Depositary Receipts, and international equity exchange-traded funds (ETFs), cash equivalents. Although the Fund may employ foreign currency hedging techniques, it normally maintains the currency exposure of the underlying equity investments.
Principal Risks
All mutual funds carry a certain amount of risk. Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio securities may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their estimated value, and may even go down in price.
•	Growth Stocks Risk. Growth stocks, due to their relatively high valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Foreign Securities Risk. Foreign securities have additional risks that are not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign stocks include the risk of loss from foreign government or political actions. Investing in foreign securities may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates.
•	Geographic Concentration Risk. Geographic concentration risk is the risk that the market, currency, economic, political, regulatory, geopolitical, or other conditions in the specific countries or regions in which a fund concentrates its investments could be more volatile than those of more geographically-diversified funds.
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•	Exchange-Traded Funds (ETFs) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2009 at: 24.95%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2011 at: (20.15%).
	Average Annual Total Returns For periods ended 12/31/12
	1 year	Lifetime Since inception (5/1/08)
LVIP SSgA International Index Fund–Standard Class	18.13%	(3.34%)
LVIP SSgA International Index Fund–Service Class	17.82%	(3.58%)
MSCI EAFE® Index (net dividends) (reflects no deductions for fees, expenses or taxes)	17.32%	(2.98%)*
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Investment Advisors Corporation
Investment Sub-Adviser: SSgA Funds Management, Inc.
Portfolio Managers	Company Title	Experience w/Fund
Lynn Blake	Senior Managing Director	Since May 2008
John Tucker	Senior Managing Director	Since May 2008
Purchase and Sale of Fund Shares
The Fund sells its shares to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. The insurance companies hold the Fund shares in variable accounts that support various variable annuity contracts and variable life insurance contracts.
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Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) that are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
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